                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (date of earliest event report)           03/16/98


       The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.


                             The Money Store, Inc.
    ---------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             New Jersey                   333-20817            Applied For

             State or other               (Commission          (IRS Employer
             jurisdiction of              File Number)         ID Number)
             incorporation)


             2840 Morris Avenue, Union, New Jersey                   07083
             ------------------------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,
             including area code:                               908-686-2000
                                                                --------------

                                          n/a
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

      Item 5          Other Events
                      ------------



    Attached herein as Annex A is a copy of the Monthly Statement sent to Class
A Certificate holders with respect to Remittance Date of:            03/16/98

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.




                                        By: /s/ Harry Puglisi
                                           ------------------------------------
                                           Name:  Harry Puglisi
                                           Title:  Treasurer


      Dated: 03/31/98

                                  SERVICER'S  CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE MARCH 11, 1998 DETERMINATION DATE
                                                                  SERIES 1997-1

1.  AVAILABLE FUNDS                                                        $5,696,629.65


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                 127,910,067.20

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                   9,627,639.46

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                                   137,537,706.66

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                            1

    (B)  DOLLARS                                                               92,719.26

4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                             11,000.00

5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                                  330,223.97

6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                           1,471,518.15

7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                  0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                          646.17


8.  DELINQUENCY AND FORECLOSURE INFORMATION
                 (SEE EXHIBIT K)



9.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED LOAN                                            0.00


10.  (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
         (i)   ACCRUED INTEREST                                 666,198.30
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                       0.00
         (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                          (529.78)
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                          665,668.52
                                                                               5.11266144
     (B) CLASS B INTEREST DISTRIBUTION  AMOUNT:
         (i)   ACCRUED INTEREST                                  53,994.90
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                          0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
               (42.82)
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                           53,952.08
                                                                               5.50531429
     (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                403,567.20
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                   0.00
         (iii) SUBSTITUTION ADJUSTMENTS                               0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                            0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                          0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT               0.00
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                      0.00
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                             403,567.20
                                                                               3.09959447
     (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                 30,376.03
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                   0.00
         (iii) SUBSTITUTION ADJUSTMENTS                               0.00
          (iv) UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                            0.00
           (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                          0.00
          (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT               0.00
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                      0.00
        TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                            30,376.03
                                                                               3.09959490


11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED  INSTRUMENTS                                       4,095,806.15

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                               0.00


12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                     127,506,500.00
                                                                       979.31259601
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                       9,597,263.43
                                                                       979.31259490
     (C)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                          137,103,763.43
                                                                       979.31259593

13.  (A)  EXCESS SPREAD                                                  329,566.36

     (B)  EXTRA INTEREST                                                 439,707.90

     (C)  SPREAD ACCOUNT BALANCE                                       4,095,806.15

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                         5,122,381.48


14.  (A)  WEIGHTED AVERAGE MATURITY                                         221.090

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                           10.574%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                       140,174.51

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                                     164,463.41

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                          6,876.89

16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION 5.04 (b)                                                     0.00

     (B)  SECTION 5.04 (c)                                                     0.00

     (C)  SECTION 5.04 (d)(ii)                                            10,863.53

     (D)  SECTION 5.04 (e)                                                     0.00

     (E)  SECTION 5.04 (f)                                               152,203.07


17.  (A)  CLASS A REMITTANCE RATE                                             6.250%

     (B)  CLASS B REMITTANCE RATE                                             6.730%



18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                               0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
          SUCH DUE PERIOD                                                           0.00

19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.



         THE MONEY STORE INVESTMENT CORPORATION



                  By: /s/ Harry Puglisi
                      --------------------------------
                      HARRY PUGLISI
                      TREASURER